Supplement Dated December 31, 1998 to the
Prospectus Dated September 30, 1998
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NUVEEN FLAGSHIP MULTISTATE TRUST IV
Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
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We at John Nuveen & Co. Incorporated appreciate the level of trust you have placed in us and are committed to providing you with the latest information regarding your investments. That is why we want to inform you in advance of a proposed merger of the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Fund") into the Nuveen Flagship Kentucky Municipal Bond Fund (the "Acquiring Fund"). The board of directors of the Kentucky Limited Term Fund have determined that the merger would benefit shareholders in a number of ways, including:

* lower gross operating expenses as a percentage of net assets;
* improved portfolio diversification and lower portfolio transaction costs;
* continued exemption of dividends from Kentucky state income taxes; and
* higher dividends per share.

The Board believes that these potential benefits, together with the potentially higher distributions from the Kentucky Fund, should offset the risks associated with investments in a long-term bond fund.

The Trustees of the Nuveen Flagship Multistate Trust IV have approved a tax-free reorganization of the Fund as described below.
The Fund is closed to new investors effective December 31, 1998.
Only shareholders with existing accounts may continue to make additional purchases and to reinvest dividends into existing accounts.

Under the terms of the reorganization, the Fund would transfer all of its assets and liabilities to the Acquiring Fund, a series of the Nuveen Flagship Municipal Trust IV, in a tax-free exchange for an equal value of shares of the Acquiring Fund. The Acquiring Fund is a municipal bond fund whose investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. As with any mutual fund, there is no assurance that the Acquiring Fund will meet its investment objective. The reorganization is subject to certain regulatory approvals and the approval of the Fund's shareholders. A meeting of shareholders has been called for April 15, 1999 for the purpose of voting on the proposed reorganization. Further information regarding the proposed reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed in mid- February, 1999.